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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 1, 2006

Timberline Resources Corporation

(Exact Name of Registrant as Specified in its Charter)

IDAHO	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 West 16th Avenue, Spokane, Washington	99203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 747-5225

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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Item 2.01

Completion of Acquisition or Disposition of Assets.

Pursuant to the provisions of a December 1, 2004 Earn-In Agreement by and between the Registrant and Hecla Mining Company (the “Earn-In Agreement”), the Registrant completed its contractual obligation to incur at least $250,000 in expenses on exploration activities in certain mining claim areas in Shoshone County, Idaho (the “Snowstorm Project Area”). Thereafter, the Registrant, as required under the Earn-In Agreement, provided Hecla Mining Company with a report on the aforementioned exploration activities and the Phase Two Exploration Plan for the Snowstorm Project Area. Subsequently, Hecla Mining Company exercised its Earn-In Agreement option to retain a 4% Net Smelter Return (“NSR”) Royalty (i.e. a share of the net revenues generated from the sale of metal produced) on the metal production of the Snowstorm Mines, and not actively participate as a joint venture partner of the Registrant in the future Snowstorm Project Area exploration activities. In making this election, Hecla Mining Company, under the terms of the Earn-In Agreement, on February 1, 2006, conveyed to the Registrant, by Quitclaim Deed and Assignment, its interest in approximately 750 acres of mineral rights in the exploration area. Simultaneously therewith, on February 1, 2006, the Registrant, under the terms of the Earn-in Agreement, assigned by Royalty Deed and Agreement, the aforementioned 4% NSR Royalty to Hecla Mining Company.

The Earn-In Agreement, the Form of February 1, 2006 Quitclaim Deed and Assignment (as executed and to be recorded) and the Form of February 1, 2006 Memorandum of Royalty Deed and Agreement are Exhibits herein (see Item 9.01 (c), below) and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(c) Exhibits.

10.1

December 1, 2004 Earn-In Agreement by and between Timberline Resources Corporation and Hecla Mining Company. December 30, 2005 Press Release. (Previously filed on September 29, 2005 as Exhibit 10.7 to the Registrant’s Form 10-SB registration statement.)

10.2

Form of February 1, 2006 Quitclaim Deed and Assignment (as executed and to be recorded in Shoshone County, Idaho)

10.3

Form of February 1, 2006 Memorandum of Royalty Deed and Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TIMBERLINE RESOURCES CORPORATION

(Registrant)

Date:  February 6, 2006

/s/  John Swallow

__________________________________________

John Swallow

(Chief Executive Officer, Principal Operating Officer and Chairman of the Board of Directors)